BP Capital TwinLine energy fund
(“Energy Fund”)

Supplement dated July 20, 2018 to the Summary Prospectus
dated March 30, 2018

At the request of BP Capital Fund Advisors, LLC (“BP Capital”), the Board of Trustees (the “Board”) of Professionally Managed Portfolios (“PMP”) has reviewed information relating to BP Capital’s request to reorganize the above Energy Fund (the “Target Fund”) into a newly created fund (the “Acquiring Fund”) of Hennessy Funds Trust (“Reorganization”). The Acquiring Fund will have the same investment objectives, strategies, and policies as the Target Fund. The Reorganization will be structured as a tax-free reorganization for federal tax purposes and is subject to a number of conditions, including the receipt of approval by the shareholders of the Target Fund.

The proposed Reorganization will result in a change in the Energy Fund’s management arrangements. The Acquiring Fund will be advised by Hennessy Advisors, Inc. (the “New Advisor”). The proposed New Advisor has represented to the Board that it will employ BP Capital as the sub-adviser to the Acquiring Fund. Therefore the same portfolio management team will be responsible for day-to-day investment management of the Acquiring Fund as was responsible for the Target Fund. There will also be no change in advisory fees for the Acquiring Fund compared to the Target Fund. The Acquiring Fund will be overseen by a different Board of Trustees as it will not be a part of PMP, but will instead be part of Hennessy Funds Trust. The Acquiring Fund will have the same service providers (other than the distributor) as the Target Fund.

Based on the material provided to the Board, the Board determined at a meeting on July 19, 2018 to approve an Agreement and Plan of Reorganization (the “Plan”) whereby the Target Fund would reorganize out of PMP and into the Acquiring Fund. The Plan provides for an exchange of shares of each class of the Target Fund for shares of new classes of the Acquiring Fund, which would be distributed pro rata by the Fund to the holders of the shares of such class in complete liquidation of the Fund, and the Acquiring Fund’s assumption of all liabilities of the Fund. Shareholders of the Target Fund will receive shares of the Acquiring Fund equal in value to the shares of the Fund held by the shareholders prior to the Reorganization.

More detailed information about the Reorganization and the changes that will result from the Reorganization will be provided in a proxy statement that is expected to be sent to shareholders in the coming weeks. When you receive your proxy statement, please review it and cast your vote to avoid any future solicitations.

Please retain this Supplement with the Summary Prospectus.